UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 21, 2013

Winmark Corporation

(Exact Name of Registrant as Specified in Its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

000-22012	41-1622691
(Commission File Number)	(I.R.S. Employer Identification Number)

605 Highway 169 North, Suite 400, Minneapolis, Minnesota 55441

(Address of Principal Executive Offices)  (Zip Code)

(763) 520-8500

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement

The information set forth in Item 2.03 is incorporated herein by reference.

Item 2.02                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On October 21, 2013, Winmark Corporation (the “Company”) entered into an amendment (“Amendment”) to its Lease dated September 28, 2008 with AX Waterford L.P. (“Landlord”) as successor in title to Utah State Retirement Investment Fund.  The Amendment, among other things, provides for an expansion of approximately 7,503 square feet of space (the Expansion Premises”) that the Company leases for its corporate headquarters.  Provided that the Landlord delivers the Expansion Premises as described in the Amendment, the Expansion Premises Term will begin on December 1, 2013 and expire on August 31, 2019 (coterminous with the Lease).  The Company is obligated to pay an estimated $576,000 in total additional monthly rental payments over the Expansion Premises Term, in addition to an increased pro-rata share of estimated taxes and operating expenses (which change annually) as described in the Amendment and the Lease.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full agreement attached hereto as Exhibit 10.1.

Item 7.01                                           Regulation FD Disclosure

On October 23, 2013, the Company announced in a press release that its Board of Directors has approved the payment of a cash dividend to its shareholders.  The quarterly dividend of $0.05 per share will be paid on December 2, 2013 to shareholders of record on the close of business on November 6, 2013.  Future dividends will be subject to Board approval.  A copy of the press release is attached as Exhibit 99.1 of this Current Report on Form 8-K.

Item 8.01                                           Other Events

On October 23, 2013, the Company announced in a press release that its Board of Directors has approved the payment of a cash dividend to its shareholders.  The quarterly dividend of $0.05 per share will be paid on December 2, 2013 to shareholders of record on the close of business on November 6, 2013.  Future dividends will be subject to Board approval.  A copy of the press release is attached as Exhibit 99.1 of this Current Report on Form 8-K.

Item 9.01                                           Financial Statements and Exhibits

(d)                                 Exhibits

10.1	Amendment, dated October 21, 2013, between Winmark Corporation and AX Waterford L.P.

99.1	Press Release dated October 23, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINMARK CORPORATION

WINMARK CORPORATION

Date: October 23, 2013	By:	/s/ Anthony D. Ishaug
Anthony D. Ishaug
Chief Financial Officer and Treasurer

EXHIBIT INDEX

to

Form 8-K

Winmark Corporation

Exhibit Number	Exhibit Description

10.1	Amendment, dated October 21, 2013, between Winmark Corporation and AX Waterford L.P.

99.1	Press Release dated October 23, 2013